TWELFTH AMENDMENT TO PRINCIPAL UNDERWRITING AGREEMENT

This Amendment to Principal Underwriting Agreement (this “Amendment”) is made this 23rd day of August, 2019 by and between Great-West Funds, Inc., a Maryland corporation, (the “Fund”) and GWFS Equities, Inc., a Delaware corporation (the “Distributor”).

WHEREAS, the Fund and Distributor are parties to that certain Principal Underwriting Agreement dated March 1, 2006, as amended (the “Agreement”); and

WHEREAS, the Fund and Distributor desire to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual promises and undertakings herein provided, the Fund and Distributor hereby agree as follows:

1.	Schedule A of the Agreement is deleted in its entirety and replaced with the Schedule A attached hereto and incorporated herein.

2.	In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

3.	This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

4.	Except as amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized at Greenwood Village, Colorado, on the day and year first written above.

GREAT-WEST FUNDS, INC.	GWFS EQUITIES, INC.

By: /s/ Mary C. Maiers	By: /s/ Regina Mattie
Name: Mary C. Maiers	Name: Regina Mattie
Title: Chief Financial Officer & Treasurer	Title: Vice President

Schedule A

Great-West Ariel Mid Cap Value Fund – Institutional, Investor, and Class L

Great-West Bond Index Fund – Institutional, Investor, and Class L

Great-West Core Bond Fund – Institutional, Investor, and Class L

Great-West Core Strategies: Flexible Bond Fund- Institutional, Investor, and Class L

Great-West Core Strategies: Inflation-Protected Securities Fund- Institutional, Investor, and Class L

Great-West Core Strategies: International Equity Fund- Institutional, Investor, and Class L

Great-West Core Strategies: Short Duration Bond Fund- Institutional, Investor, and Class L

Great-West Core Strategies: U.S. Equity Fund- Institutional, Investor, and Class L

Great-West Emerging Markets Equity Fund - Institutional, Investor, and Class L

Great-West Global Bond Fund – Institutional, Investor, and Class L

Great-West Government Money Market Fund – Institutional and Investor

Great-West Inflation-Protected Securities Fund - Institutional, Investor, and Class L

Great-West International Growth Fund – Institutional, Investor, and Class L

Great-West International Value Fund – Institutional, Investor, and Class L

Great-West International Index Fund – Institutional, Investor, and Class L

Great-West Invesco Small Cap Value Fund – Institutional, Investor, and Class L

Great-West Large Cap Growth Fund – Institutional, Investor, and Class L

Great-West Large Cap Value Fund – Institutional, Investor, Investor II, and Class L

Great-West Loomis Sayles Small Cap Value Fund – Institutional, Investor, and Class L

Great-West Mid Cap Value Fund – Institutional, Investor, and Class L

Great-West Multi-Sector Bond Fund – Institutional, Investor, and Class L

Great-West Putnam High Yield Bond Fund – Institutional, Investor, and Class L

Great-West Real Estate Index Fund – Institutional, Investor, and Class L

Great-West S&P 500® Index Fund – Institutional, Investor, and Class L

Great-West S&P Mid Cap 400® Index Fund – Institutional, Investor, and Class L

Great-West S&P Small Cap 600® Index Fund – Institutional, Investor, and Class L

Great-West Short Duration Bond Fund – Institutional, Investor, and Class L

Great-West Small Cap Growth Fund – Institutional, Investor, and Class L

Great-West T. Rowe Price Mid Cap Growth Fund – Institutional, Investor, and Class L

Great-West U.S. Government Securities Fund – Institutional, Investor, and Class L

Great-West Aggressive Profile Fund – Institutional, Investor, and Class L

Great-West Conservative Profile Fund – Institutional, Investor, and Class L

Great-West Moderate Profile Fund – Institutional, Investor, and Class L

Great-West Moderately Aggressive Profile Fund – Institutional, Investor, and Class L

Great-West Moderately Conservative Profile Fund – Institutional, Investor, and Class L

Great-West Lifetime 2015 Fund – Institutional, Investor, Service, and Class L

Great-West Lifetime 2020 Fund – Institutional, Investor, Service, and Class L

Great-West Lifetime 2025 Fund – Institutional, Investor, Service, and Class L

Great-West Lifetime 2030 Fund – Institutional, Investor, Service, and Class L

Great-West Lifetime 2035 Fund – Institutional, Investor, Service, and Class L

Great-West Lifetime 2040 Fund – Institutional, Investor, Service, and Class L

Great-West Lifetime 2045 Fund – Institutional, Investor, Service, and Class L

Great-West Lifetime 2050 Fund – Institutional, Investor, Service, and Class L

Great-West Lifetime 2055 Fund – Institutional, Investor, Service, and Class L

Great-West Lifetime 2060 Fund – Institutional, Investor, Service, and Class L

Great-West Lifetime Conservative 2015 Fund – Institutional, Investor, Service, and Class L

Great-West Lifetime Conservative 2020 Fund – Institutional, Investor, Service, and Class L

Great-West Lifetime Conservative 2025 Fund – Institutional, Investor, Service, and Class L

Great-West Lifetime Conservative 2030 Fund – Institutional, Investor, Service, and Class L

Great-West Lifetime Conservative 2035 Fund – Institutional, Investor, Service, and Class L

Great-West Lifetime Conservative 2040 Fund – Institutional, Investor, Service, and Class L

Great-West Lifetime Conservative 2045 Fund – Institutional, Investor, Service, and Class L

Great-West Lifetime Conservative 2050 Fund – Institutional, Investor, Service, and Class L

Great-West Lifetime Conservative 2055 Fund – Institutional, Investor, Service, and Class L

Great-West Lifetime Conservative 2060 Fund – Institutional, Investor, Service, and Class L

Great-West SecureFoundation® Balanced Fund – Institutional, Investor, Service, and Class L

Great-West SecureFoundation® Lifetime 2020 Fund – Institutional, Investor, Service, and Class L

Great-West SecureFoundation® Lifetime 2025 Fund – Institutional, Investor, Service, and Class L

Great-West SecureFoundation® Lifetime 2030 Fund – Institutional, Investor, Service, and Class L

Great-West SecureFoundation® Lifetime 2035 Fund – Institutional, Investor, Service, and Class L

Great-West SecureFoundation® Lifetime 2040 Fund – Institutional, Investor, Service, and Class L

Great-West SecureFoundation® Lifetime 2045 Fund – Institutional, Investor, Service, and Class L

Great-West SecureFoundation® Lifetime 2050 Fund – Institutional, Investor, Service, and Class L

Great-West SecureFoundation® Lifetime 2055 Fund – Institutional, Investor, Service, and Class L

Great-West SecureFoundation® Lifetime 2060 Fund – Institutional, Investor, Service, and Class L